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                         UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

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                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date earliest event reported):        N/A
                                               -----------------


                    PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)       (IRS Employer
jurisdiction of                                    Identification
incorporation)                                     Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
   Jackson,  Mississippi                               39225-4647
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
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  (Former name or former address, if changed since last report)

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                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 5.   Other Events.

     From time to time, we may make forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21F of the Securities Exchange Act of 1934 (the "Exchange Act")), in documents filed under the Securities Act, the Exchange Act, press releases or other public statements. If we make forward-looking statements, we assume no obligation to update forward-looking statements. Shareholders should not place undue reliance on forward-looking statements as they involve numerous risks and uncertainties that could cause actual results to differ materially from the results stated or implied in the forward-looking statements. In addition to specific factors that may be disclosed simultaneously with any forward-looking statement, some of the factors related to us and our businesses that could cause actual results to differ materially from a forward-looking statement are set forth below.

      We have existing debt and refinancing risks. We currently have both fixed and variable rate indebtedness and may incur indebtedness in the future, including borrowings under our credit facilities, to finance possible acquisitions and for general working purposes. As a result, we are and expect to be subject to the risks normally associated with debt financing including:

     o    interest rates may rise; and

     o we may be unable to refinance or repay the debt as it becomes due.

      We have substantial debt obligations and some of our properties secure our mortgage debt. As of December 31, 1999, 29 of our properties secured our $214,736,000 of nonrecourse mortgage indebtedness. Future acquisitions may also be used to secure our debt. If we are unable to repay indebtedness as payments are required during the term of the loan or at maturity, we may have to sell properties to repay our debt, or properties may be foreclosed upon or otherwise transferred to the mortgagee which would cause us to lose income and asset value.

      Fluctuations in interest rates may adversely affect our operations. As of December 31, 1999, we had approximately $86,640,000 of variable interest rate debt. We may also incur indebtedness in the future that bears interest at a variable rate or we may be required to refinance our debt at higher rates. Accordingly, increases in interest rates could adversely affect our financial condition and our ability to pay expected distributions to stockholders.

      No limitation on debt could result in our becoming more highly leveraged. As of December 31, 2000, our ratio of debt to total market capitalization was approximately 46%. Our governing documents do not limit the amount of indebtedness we may incur. Accordingly, our Board of Directors could alter our current debt structure and would do so, for example, if it were necessary to
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maintain  our  status  as a REIT.  We might  become  more  highly leveraged as a result, and our financial condition and cash available for distribution to stockholders might be negatively affected and the risk of default on our indebtedness could increase.

      Our real estate investments are subject to risks particular to real estate investments. Our investments are generally made in office properties. We are, therefore, generally subject to risks incidental to the ownership of real estate. These risks include:

     o    changes in general or local economic conditions;

     o changes in supply of or demand for office properties or tenants for such properties in an area in which we have buildings;

     o changes in interest rates and in the availability, cost and terms of mortgage financings which may render the sale or financing of a property difficult or unattractive;

     o the impact of present and future environmental protection laws;

     o    the ongoing need for capital improvements;

     o changes in real estate tax rates and other operating expenses;

     o    changes in tax, real estate and zoning laws;

     o    changes in governmental rules and fiscal policies; and

     o civil unrest, acts of war, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses) and other factors beyond our control.

      Should any of these events occur, our financial condition and our ability to make expected distributions to stockholders could be adversely affected.

      The economic conditions of our primary markets affect our operations. Substantially all of our properties are located in the Southeastern United States and Texas and, therefore, our financial condition and ability to make expected distributions to our stockholders is linked to economic conditions in these markets as well as the market for office space generally.

      Tenant defaults could adversely affect our operations. Substantially all of our revenues and income come from rental income from real property. As such, our revenues and income could be adversely affected if a significant number of our tenants defaulted under their lease obligations. Our ability to manage our assets is also subject to federal bankruptcy laws and state laws that limit creditors' rights and remedies available to real property owners to collect delinquent rents. If a tenant becomes insolvent or bankrupt, we cannot be sure that we could recover the premises from the tenant promptly or from a trustee or debtor-in-possession in any bankruptcy proceeding relating to that tenant. We also cannot be sure that we would receive rent
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in  the  proceeding sufficient to cover our expenses with respect
to  the  premises.   If  a tenant becomes bankrupt,  the  federal
bankruptcy code will apply and, in some instances, may restrict the amount and recoverability of our claims against the tenant. A tenant's default on its obligations to us could adversely affect our financial condition and the cash we have available for distributions to our stockholders.

     Illiquidity of real estate may limit our ability to vary our portfolio. Real estate investments are relatively illiquid. Our ability to vary our portfolio in response to changes in economic and other conditions will therefore be limited. In addition, the Internal Revenue Code of 1986, as amended (the "Code"), limits our ability to sell our properties. If we must sell an investment, we cannot assure that we will be able to dispose of the investment in the time period we desire or that the sales price of the investment will recoup or exceed our cost for the investment.

      We are exposed to potential environmental liability. Our operating costs may be affected by the obligation to pay for the cost of complying with existing environmental laws, ordinances and regulations, as well as the cost of complying with future legislation. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, or in such property. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. In addition, the presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the owner's ability to borrow by using such real property as collateral. Any person who arranges for the transportation, disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of those substances at the disposal or treatment facility, whether or not the facility is or ever was owned or operated by that person. Certain environmental laws and common law principles could be used to impose liability for releases of hazardous materials, including asbestos-containing materials ("ACMs"), into the environment, and third parties may seek recovery from owners or operators of real properties for personal injury associated with exposure to released ACMs or other hazardous materials. We do not know of any material ACM issues at our properties. However, there can be no assurance that ACMs do not exist at our properties. If there are ACMs at the properties that require removal or other remediation, the cost could be substantial and could have an adverse effect on the value of the property.

      Environmental laws may also impose restrictions on the manner in which a property may be used or transferred or in which businesses may be operated, and these restrictions may require expenditures. In connection with the ownership and operation of our properties, we may be potentially liable for any costs. The cost of defending against claims of liability or remediating contaminated property and the cost of complying with environmental laws could materially adversely affect our results of operations and financial condition and our ability to make expected distributions to stockholders.

      Phase I environmental site assessments ("ESAs") have been conducted at all of our properties by qualified independent
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environmental  engineers.  The purpose of  Phase  I  ESAs  is  to identify potential sources of contamination at the properties and to assess the status of environmental regulatory compliance. Except as described in the next paragraph, ESAs have not revealed
any  environmental  liability  or  compliance  concerns.   It  is
possible,   however,  that  these  ESAs  did   not   reveal   all
environmental liabilities or compliance concerns or that material environmental liabilities or compliance concerns exist of which we are currently unaware. We have not been notified by any governmental authority, and we have no other knowledge of any material noncompliance, liability or claim relating to hazardous
or   toxic  substances  or  other  environmental  substances   in
connection with any of our properties. We intend to perform additional Phase I ESAs with respect to all properties acquired in the future.

      Competition affects our operations. All of our properties are located in developed areas where there are many other office properties and real estate companies that compete with us for tenants and for acquisition and development opportunities. Some of our competitors are larger than we are and have greater financial resources than we do. This competition could:

     o    make it difficult for us to rent space at our properties;

     o make rents currently charged lower than we expect and the terms of renewal or re-lease (including the cost of required renovations or concessions to tenants) less favorable to us than the prior lease; and

     o    cause the cost of properties we wish to purchase to rise.

      Uninsured  and  underinsured losses  may  adversely  affect
operations.  We,  or  in  certain  instances,  tenants   of   our
properties, carry commercial general liability, fire and extended coverage insurance with respect to our properties. This coverage has policy specifications and insured limits that we believe are customarily carried for similar properties. We plan to obtain similar coverage for properties we acquire in the future.
However, certain types of losses, generally of a catastrophic nature, such as earthquakes and floods, may be either uninsurable or not economically insurable. Should a property sustain damage, we may incur losses due to insurance deductibles, to co-payments on insured losses or to uninsured losses. In the event of a substantial property loss, the insurance coverage may not be sufficient to pay the full current market value or current
replacement cost of the property.   In the event of an  uninsured
loss, we could lose some or all of our capital investment, cash flow and anticipated profits related to one or more properties.
Inflation,    changes   in   building   codes   and   ordinances,
environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property
after   it   has   been   damaged  or  destroyed.    Under   such
circumstances, the insurance proceeds we receive might not be adequate to restore our economic position with respect to such property.
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      Increases  in  property taxes could  adversely  affect  our distributions to stockholders. Our properties are subject to real property taxes. The real property taxes on the properties may increase or decrease as property tax rates change and as the value of the properties are assessed or reassessed by taxing
authorities.   If  property taxes increase, our ability  to  make
distributions to our stockholders could be adversely affected.

      Cost of compliance with and potential liability under the Americans with Disabilities Act could be substantial. Under the Americans with Disabilities Act of 1990, as amended, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. Compliance with the public accommodations provision of the ADA could require the removal of access barriers, and noncompliance could result in the imposition of fines, awards of damages to private litigants and/or a court order to remove access barriers. Additional legislation may impose further burdens or restrictions on owners with respect to access by disabled persons. In many instances, the applicability and requirements of the ADA are not clear. Accordingly, the cost of compliance with the ADA or such legislation is not currently ascertainable, and, while such costs are not expected to have a material adverse effect on our financial condition, such costs could be substantial. We have not undertaken ADA studies of all of our properties and, as to those properties with respect to which we have not undertaken ADA studies, possible costs of compliance could arise.

Our Chairman serves as the Chairman of another REIT. Leland R. Speed serves as our Chairman and as the Chairman of EastGroup Properties, Inc., a REIT with a focus on industrial properties principally in the Sunbelt area of the United States. EastGroup's offices are separate from ours and we have no other common directors or officers. As we both carry out our strategic plans, our management and the management of EastGroup have each stated their intentions not to transfer properties between our two companies, and we each intend to pursue our distinct corporate plan. There can be no assurance that conflicts of interest will not arise between EastGroup and us in the future.

Limitations on the ownership of our Common Stock and our Stockholder Rights Agreement may preclude the acquisition of our control. Certain provisions contained in our Charter and Bylaws, our Stockholder Rights Agreement, and certain provisions of Maryland law may have the effect of discouraging a third party from making an acquisition proposal for us and may thereby inhibit a change of control. Provisions of our Charter are designed to assist us in maintaining our qualification as a REIT under the Code by preventing concentrated ownership of our capital stock that might jeopardize REIT qualification. Among other things, these provisions provide that, if a transfer of our stock or a change in our capital structure would result in any person (as defined in the Charter) directly or indirectly acquiring beneficial ownership of more than 9.8% (in value or in number, whichever is more restrictive) of our outstanding capital stock excluding Excess Stock, our outstanding shares being constructively or beneficially owned by fewer than 100 persons, or our being "closely held" within the meaning of Section 856 of the Code, then:

     o any proposed transfer will be void ab initio and we will not recognize such transfer;
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     o    we will have the right to redeem the shares proposed to be transferred; and

     o the shares proposed to be transferred will be automatically converted into and exchanged for shares of a separate class of stock, the Excess Stock.

     Excess Stock has no dividend or voting rights but holders of Excess Stock do have certain rights in the event of our liquidation, dissolution or winding up. Our Charter provides that we will hold the Excess Stock as trustee for the person or persons to whom the shares are ultimately transferred, until the time that the shares are retransferred to a person or persons in whose hands the shares would not be Excess Stock and certain price-related restrictions are satisfied. These provisions may have an anti-takeover effect by discouraging tender offers or purchases of large blocks of stock, thereby limiting the opportunity for stockholders to receive a premium for their shares over then-prevailing market prices.

      In addition, we have a stockholder rights plan. Under the terms of the plan, we declared a dividend of rights on our Common Stock. The rights issued under the plan will be triggered, with certain exceptions, if and when any person or group acquires, or commences a tender offer to acquire, 15% or more of our shares. The rights plan is intended to prevent abusive hostile takeover attempts by requiring a potential acquirer to negotiate the terms with our Board of Directors. However, it could have the effect of deterring or preventing our acquisition, even if a majority of our stockholders were in favor of such acquisition, and could have the effect of making it more difficult for a person or group to gain control of us or to change existing management.

There  are  certain  risks associated with our  REIT  status  and
additional  risks  if we fail to qualify as a REIT.   We  believe
that we have operated in a manner so as to qualify as a REIT under the Code for each of our taxable years since 1997. To qualify as a REIT we must satisfy numerous requirements (some on an annual and quarterly basis) established under the highly technical and complex Code provisions, which include:

     o maintaining ownership of specified minimum levels of real estate related assets;

     o generating specified minimum levels of real estate related income;

     o maintaining certain diversity of ownership requirements with respect to our shares; and

     o distributing at least 95% (90% for tax years beginning after December 31, 2000) of all real estate investment taxable income on an annual basis.

      Only  limited  judicial and administrative  interpretations exist  of  these  rules.  In addition, qualification  as  a  REIT
involves  the  determination  of  various  factual  matters   and
circumstances not entirely within our control.

      If we fail to qualify as a REIT, we will be subject to federal income tax (including any applicable alternative minimum
tax)  on  our  taxable income at corporate rates.   In  addition,
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unless entitled to relief under certain statutory provisions,  we will be disqualified from treatment as a REIT for the four taxable years following the year during which we failed to qualify. This treatment would reduce net earnings available for
investment  or  distribution  to  stockholders  because  of   the
additional  tax  liability for the year or  years  involved.   In
addition, we would no longer be required to make distributions to
our   stockholders.    To  the  extent  that   distributions   to
stockholders had been made based on our qualifying as a REIT, we might be required to borrow funds or to liquidate certain of our investments to pay the applicable tax.

      As a REIT, we have been and will continue to be subject to certain federal, state and local taxes on our income and property.

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                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 6, 2000               PARKWAY PROPERTIES, INC.

                                   BY:  /s/Regina P. Shows
                                        Regina P. Shows
                                        Senior Vice President,
                                        Chief Accounting Officer,
                                        Controller and Treasurer